Offerings - Offering: 1	Mar. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Ordinary shares, par value US$0.02 per share
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00
Offering Note	a. An indeterminate aggregate number of securities is being registered as may from time to time be sold at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units or represented by depositary shares. In addition, securities registered hereunder may be sold either separately or as units comprised of one or more types of securities registered hereunder. An unspecified amount of these securities is also being registered as may from time to time be offered hereunder by selling security holders at indeterminate prices. b. In accordance with Rules 456(b) and 457(r), the Registrant is deferring payment of all of the registration fee.